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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)             April 21, 1997

                                VIEW TECH, INC.
            (Exact name of registrant as specified in its charter)


DELAWARE                          0-25940                    77-0312442
(State or other jurisdiction      (Commission File           (I.R.S. Employer
of incorporation)                 Number)                    Identification No.)


       950 Flynn Road, Camarillo, California                       93012
            (Address of principal executive offices)           (Zip Code)


   Registrant's telephone number, including area code        (805) 482-8277


                                Not Applicable
         (Former name or former address, if changed since last report)

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ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

ENGAGEMENT OF NEW CERTIFYING ACCOUNTANT

     On April 21, 1997, Arthur Andersen LLP was engaged as the certifying accountants of View Tech, Inc. ("View Tech" or the "Company") for the fiscal year ending December 31, 1997. This appointment was recommended by the Audit Committee and approved by the Board of Directors on such date.

     During the Company's two most recent fiscal years and the six-month transition period ended December 31, 1996, and the subsequent interim period ending April 21, 1997, Arthur Andersen LLP was not consulted regarding any of the items, events or circumstances listed in Item 4(b) of Form 8-K and Item 304(a)(2) of Regulation S-K, except that USTeleCenters, Inc., a Massachusetts corporation ("USTeleCenters"), and the predecessor of USTeleCenters, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("UST"), had engaged Arthur Andersen LLP as its principal accountants since the inception of USTeleCenters in 1987 and also consulted with Arthur Andersen LLP in connection with the tax treatment of the merger between USTeleCenters and the Company.

     The Company has requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company's expression of its views, or the respects in which Arthur Andersen does not agree with the Company. The Company will file as Exhibit 16.1, the letter, if any, that it receives from Arthur Andersen LLP, in response to its request.

DISMISSAL OF FORMER CERTIFYING ACCOUNTANT

     On April 21, 1997, the Audit Committee dismissed Carpenter Kuhen & Sprayberry as the Company's independent accountants. The dismissal was recommended by the Audit Committee and approved by the Board of Directors on such date.

     During the two most recent fiscal years and the interim period subsequent to December 31, 1996, there have been no disagreements with Carpenter Kuhen & Sprayberry on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events. Carpenter Kuhen & Sprayberry's reports on the financial statements for the Company's fiscal years ended June 30, 1996 and June 30, 1995, and the six-month transition period ended December 31, 1996, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

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     The Company has requested that Carpenter Kuhen & Sprayberry furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Carpenter Kuhen & Sprayberry's letter, dated April 25, 1997, is filed as Exhibit 16.2 to this Report.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired.

         Not Applicable.

(b)  Pro Forma Financial Information.

         Not Applicable.

(c)  Exhibits.

Exhibit 16.1. Letter of Arthur Andersen LLP**. If received, will be filed by amendment.

Exhibit 16.2. Letter of Carpenter Kuhen & Sprayberry agreeing with the statements made by View Tech in Item 4 of this Report.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           VIEW TECH, INC.



April 28, 1997                            /s/ William M. McKay
--------------                            -------------------------
Date                                           William M. McKay
                                               Chief Financial Officer